SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 2, 2001
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                         Primecore Mortgage Trust, Inc.
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             (Exact name of registrant as specified in its charter)


        Maryland                     0-30507                     94-3324992
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


              99 El Camino Real, Menlo Park, CA                   94025
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)









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Item 5.  Other Events and Regulation FD Disclosure.

On October 2, 2001, our Board of Directors voted to adjust our monthly dividend rate to $0.0875 per share, which represents an annual rate of return of 10.5% on Preferred Stock investments, beginning with dividends declared in October 2001 and paid in November 2001. In adjusting the dividend policy, the Board has considered the following factors: the downward pressure on interest rates over the past six months; the San Francisco Bay Area real estate market conditions; the economic uncertainties arising from the events of September 11, 2001; and the potential implications of the foregoing on our portfolio. By taking such action, the Board adopted a rate that it believes, based on currently available information, should be sustainable during the next 12 months. As always, the Board will continue to review and reassess the dividend policy as new information becomes available.

This filing may contain forward-looking statements. These statements relate to future events or our future financial performance. In some cases, one can identify forward-looking statements by terminology. For example, "may", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential" or "continue", or the negative of these terms or other comparable terminology, indicate forward-looking statements. These statements are only predictions. Actual events or results may differ materially. In evaluating these statements, an investor should specifically consider various factors, including the risks outlined in the Risk Factors section of the Form 10-K filing of the Company, filed on or about March 30, 2001. These factors may cause our actual results to differ materially from any forward-looking statement.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We will not update any of the forward-looking statements after the date of this filing to conform them to actual results or to changes in our expectations that occur after the date of this filing, other than as required by law.




















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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Primecore Mortgage Trust, Inc.



                              By: /s/ MICHAEL RIDER
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                                  Michael Rider, Chief Financial Officer

























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